                                                                    Exhibit 10.4

                               QK HEALTHCARE, INC.
                             2000 STOCK OPTION PLAN


         1. NAME AND PURPOSE. This Plan shall be known as the QK Healthcare, Inc. 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests and increase the value of QK Healthcare, Inc., a Delaware corporation (the "Company"), by providing key and valuable employees and others doing business with the Company with opportunities to participate in the ownership of the Company and its future growth. Awards under the Plan shall be granted in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs"), or non-qualified stock options.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

         "ADMINISTRATOR" shall mean the Board or the Compensation Committee of the Board or such other person(s) to whom the Board has delegated the responsibility of administering the Plan.

         "BOARD" shall mean the Board of Directors of the Company.

         "CAUSE" shall mean the definition of "Cause" set forth in any employment agreement between the relevant Optionee and the Company, or, in the absence of any employment agreement, "Cause" shall mean as determined in good faith by the Board of Directors of the Company, (1) the Optionee's gross negligence in the performance of any of his material duties and responsibilities to the Company (other than as a result of total or partial incapacity due to physical or mental illness); (2) the Optionee's willful dishonesty or fraud with respect to the business or affairs of the Company; (3) the Optionee's conviction of a felony crime; or (4) chronic alcohol abuse or illegal drug abuse by the Optionee.

         "CHANGE IN CONTROL" shall mean the consolidation or merger of the Company with or into other person(s) or entity(ies) (other than a consolidation or merger with an entity controlled by members of the Nussdorf family or in which the Company is the surviving corporation and upon consummation of which the holders of voting capital stock of the Company immediately prior to such transaction continue to own directly or indirectly no less than a majority of the voting capital stock of the Company, as the surviving corporation, immediately following such transaction), sale of all or substantially all of the assets of the Company or a sale or other disposition of more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury, or any combination thereof) or other similar transaction. For purposes of this definition, a sale (whether in a single transaction or a series of related transactions) of substantially all of the assets of the Company shall mean the sale or other disposition, other than in the ordinary course of business, of more than 50% of such assets, as determined by reference to the fair market value of the Company immediately prior to the completion of the first of such transactions.

         "COMMON SHARES" shall mean shares of the Company's common stock, $.001 par value, reserved for issuance under the Plan.

         "FAIR MARKET VALUE" shall mean the fair market value of the Common Shares as determined by the Administrator in its sole discretion, unless the Common Shares are traded on a national exchange, in which case fair market value for any given day shall mean the average of the high and low prices of the Common Shares reported by such applicable exchange on the next preceding trading day.

         "OPTION" shall mean any option granted under the Plan.

         "OPTIONEE(S)" shall mean employees and other persons to whom options have been granted hereunder.

         3. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the terms of the Plan. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted hereunder are final and conclusive.

         4. ELIGIBILITY. All regular full-time employees of the Company and other persons who perform services for the Company ("Eligible Persons") shall be eligible to participate in the Plan, as determined by the Administrator.

         5.       SHARES SUBJECT TO THE PLAN.

         (a) The Common Shares to be issued and delivered by the Company upon exercise of Options granted under the Plan may be either authorized but unissued shares of Common Stock or treasury shares.

         (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 4,900,000 shares; subject, however, to the adjustment provided in Section 9 in the event of certain changes in the Company's capital structure. No option may be granted under this Plan which could cause such maximum limit to be exceeded.

         (c) Common Shares covered by an Option which is no longer exercisable with respect to such shares shall again be available for issuance under this Plan.

         6. GRANT OF OPTIONS. The Administrator may from time to time, in its sole discretion and subject to the provisions of the Plan, grant Options to Eligible Persons, provided however, that any grant of an ISO prior to the approval of the Plan by the Company's stockholders shall be conditioned on and subject to stockholder approval of the Plan. Each

Option shall be embodied in an option agreement signed by the Optionee and the Company providing that the Option shall be subject to the provisions of this Plan and containing such other provisions as the Administrator may prescribe not inconsistent with the Plan. The option agreement shall specify whether the Option is a non-qualified option or an ISO. No ISO may be granted subsequent to October 31, 2009.

         7. TERMS AND CONDITIONS OF OPTIONS. All Options granted under the Plan shall contain such terms and conditions as the Administrator may from time to time determine, in its sole discretion, subject to the foregoing and following limitations and requirements:

         (a) Option price: The price of Common Shares covered by any Option granted under the Plan shall be determined by the Administrator, in its sole discretion, at the time such Option is granted; provided, however, that in the case of an ISO the option price shall not be less than 100% of the Fair Market Value of the Common Shares on the date of the grant.

         (b) Period within which Option may be exercised: The period of each Option shall be fixed by the Administrator in its sole discretion, but no ISO may be exercised after the expiration of ten years from the date the Option is granted. The Administrator may, in its sole discretion, determine as a condition of any Option that all or a stated percentage of the Common Shares covered by such Option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement by the Optionee. In addition, the Administrator may impose such other restrictions and conditions on the exercisability of Options as the Administrator, in its sole discretion, may determine.

         (c) 10% Shareholder: Notwithstanding any other provision of this Plan, the price per Common Share covered by an ISO granted to an Optionee who, at the time such option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its subsidiaries shall be at least 110% of the Fair Market Value of the Common Shares subject to the option. In addition, any such option may not be exercised after the expiration of five years from the date the ISO is granted.

         (d) Grant limitation: The aggregate Fair Market Value of Common Shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year (determined at the time the option is granted) shall not exceed $100,000.

         (e) Termination of Option by reason of termination of employment:
Unless the Administrator in its discretion determines otherwise, if an Optionee's employment (or contractual relationship to provide services, which shall hereafter be referred to as employment) with the Company terminates for reasons including death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), any portion of Optionee's Options which is not exercisable on the date of such termination shall immediately terminate. Unless the Administrator in its discretion determines otherwise, any remaining portion of such Options shall terminate if not exercised within the thirty (30) day period commencing with the date of termination of employment unless such termination of employment is by reason of the Optionee's death or disability, in which event such period shall be three (3) years.

         Notwithstanding the foregoing, if an Optionee's employment is terminated for Cause, all outstanding Options held by such Optionee, whether vested or unvested, shall terminate immediately unless the Administrator in its discretion determines otherwise.

         (f) Non-transferability: Except to the extent provided in any option agreement and permitted under applicable law, each Option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him and shall be non-assignable and non-transferable by the Optionee other than, in the event of the Optionee's death, by his will or by the laws of descent and distribution. In the event the death of an Optionee occurs, the representative or representatives of the estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise the Options may exercise such Options in whole or in part prior to the expiration of the applicable exercise period.

         (g) Compliance with securities laws: Options granted and shares issued by the Company upon exercise of Options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Administrator may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

         (h) Modification or cancellation of Option: The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the modification of the terms of any option agreement, including, but not limited to, the acceleration of any vesting or exercisability requirements upon the occurrence of a Change in Control or otherwise.

         (i) Disposition of shares: No Option granted under this Plan shall qualify as an ISO within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, if the Common Shares acquired pursuant to the exercise of the Option are transferred, other than by will or by the laws of descent and distribution, within two years of the date such option was granted or within one year after the transfer of Common Shares to the Optionee pursuant to such exercise.

         8. METHOD OF EXERCISE. An Option granted under this Plan may be exercised by written notice to the Administrator, signed by the Optionee, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full option price for such Common Shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the Common Shares being purchased. The purchase price may be paid (i) in cash or by check in the form satisfactory to the Company, (ii) subject to the approval of the Administrator, by delivery to the Company of Common Shares already owned by the Optionee (which shall be valued for this purpose at the Fair Market Value on the date of transfer to the Company as determined by the Administrator in its sole discretion), or (iii) any combination of the above. A certificate or certificates for the

Common Shares of the Company purchased through the exercise of an Option shall be issued in regular course after the exercise of the Option and payment therefor. During the Option period no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Common Shares issuable upon exercise of such Option until certificates representing such Common Shares shall have been issued and delivered.

         9.       CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a) The existence of outstanding Options shall not affect in any way the right or ability of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise, except pursuant to a Change in Control to the extent and in the manner expressly provided herein.


         (b) If the Company shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend, a declaration of an extraordinary dividend payment in a form other than shares in an amount that has a material effect on the fair market value of the Common Shares or other increase or reduction in the number of Common Shares outstanding, without receiving compensation therefor in money, services or property, the Board shall make appropriate adjustments in one or more of (i) the number of Common Shares available for future grant under
Section 5 hereof, (ii) the number of Common Shares covered by each outstanding option or the exercise price under each outstanding option.


         (c) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding Options.

         (d) In the event of a Change in Control while Options remain outstanding, all outstanding Options under the Plan shall accelerate and become immediately exercisable for a period of 30 days, or such longer or shorter period as the Board may prescribe (the "Notice Period") immediately prior to the scheduled consummation of such Change in Control, provided, however, that any such acceleration and any exercise of options during the notice period shall be
(i) conditioned upon the consummation of the Change in Control and (ii) effective only immediately before the consummation of such Change in Control.

         (e) Upon consummation of a Change in Control, the Plan and all outstanding but unexercised options shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Change in Control for the continuation of the Plan and the assumption of Options under the Plan theretofore granted, or for the substitution for such Options of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in the first two sentences of this Section 9(d) shall be of no effect. The Company shall send written notice of a Change in Control to all individuals who hold options not later than the time at which the Company gives notice thereof to its stockholders.

         10. INITIAL PUBLIC OFFERING. In the event of any initial public offering of any class of common stock of the Company ("IPO Stock") during the term of any Option granted under the Plan, the number, class and per share price of Common Shares may be appropriately adjusted in such a manner as to entitle the Optionee to receive upon exercise of such option, for the same aggregate cash consideration, shares of IPO Stock which, in the judgment of the Administrator, are substantially equivalent in value to the Common Shares. Unless otherwise determined by the Administrator, all other terms of such Options shall remain the same.

         11. AMENDMENT OR TERMINATION. The Administrator may, in its sole discretion, terminate this Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that any amendment that would increase the aggregate number of shares that may be issued under the Plan, materially increase the benefits accruing to employees under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company's stockholders to the extent required by Internal Revenue Code Section 422, other applicable laws or any other governing rules or regulations, except that such increase or modification that may result from adjustments authorized by Section 9 does not require such approval. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Section 9 above.

         12. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of the Common Shares under the terms of the Plan, so long as the Company acts in good faith.

         13. TAX WITHHOLDING. Any grant of an Option hereunder shall provide, as determined by the Administrator in its sole discretion, for appropriate arrangements for the satisfaction by the Company and the Optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the Option or a related tandem right, or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Administrator in its sole discretion, including, without limitation, the right of the Company to receive transfers of Common Shares or other property from the Optionee or to deduct or withhold in the form of Common Shares from any transfer to an Optionee, in such amount or amounts deemed required or appropriate by the Administrator in its sole and absolute discretion.

         14. IMPLIED CONSENT. Every Optionee, by the acceptance of an Option under this Plan shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

         15. NO EFFECT ON EMPLOYMENT STATUS. The fact that an employee or any other person has been granted an Option under this Plan shall not limit or otherwise qualify the right of the Company to terminate such person's employment at any time.

         16. DURATION AND TERMINATION OF THE PLAN. The Plan shall become effective on ______________, 1999, which is the date the stockholders of the Company approved the Plan. No ISO shall be granted subsequent to the tenth anniversary of such date, or subsequent to any earlier date as of which the Plan is terminated.

         17. LAW TO GOVERN. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this 1999 Stock Incentive Plan to be executed by its duly authorized officer as of the ____ day of ___________, 1999.


                                            QK HEALTHCARE, INC.


                                            By:____________________________

                                            Title: ________________________